UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

April 30, 2013

Dewmar International BMC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

001-32032	26-4465583
(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C Clinton, Mississippi  39056

(Address of Principal Executive Offices)  (Zip Code)

(601) 488-4360

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 21, 2013 Dewmar International BMC, Inc. changed its primary Industry Classification or SIC from 2080 Beverages to 8741 Management Services to be more reflective of the Company’s true description of a Brand Management Company (BMC) as opposed to the very restricted beverage industry.  Although Dewmar International’s first project included the national launch of a very successful functional beverage, Lean Slow Motion Potion, which has since grown internationally; the Company admits that its reason for its establishment is as its name states, a Brand Management Company whose goals and primary purpose is to engage in a diverse number of business transactions that allows the Company to manage a number of brands throughout a number of industry classifications beyond that of foods and beverages.

The company has special interests in completing a wide scope of projects, trades and service deals in Sub-Saharan Africa, the Caribbean, Central America, South America, the European Union and Canada in the immediate future.  Dewmar International has established a significant number of partnerships, affiliations and hired special advisors to assist in obtaining contracts and entry-level business transactions into these foreign markets in a variety of industries. Dewmar further plans to take full advantage of the many potential contracts available to Veteran-owned corporations due to the fact that it's CEO and majority shareholder is a U.S. Veteran.

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm

On June 6, 2013, the Board of Directors of Dewmar International BMC, Inc. (the "Company") terminated the engagement of McConnell & Jones, LLP ("MJ") as the Company's independent registered accounting firm. This action effectively dismisses MJ as the Company's independent registered accounting firm for the fiscal year ending December 31, 2013.

MJ's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that thereport included an explanatory paragraph relating to an uncertainty as to the Company's ability to continue as a going concern. Furthermore, during the Company's two most recent fiscal years and through June 6, 2013, there have been no disagreements with MJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MJ's satisfaction,would have caused MJ to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such periods.

For the years ended December 31, 2012 and 2011 and through June 6, 2013, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On July 24, 2013, the Company provided MJ with a copy of the disclosure contained in the Company's current report on Form 8-K/A filed on July 25, 2013 (the "Original 8-K"), prior to its filing with the Securities and Exchange Commission (the "Commission") and requested that MJ furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements in the 8-K/A and, if not, stating the respects in which it does not agree. The Company received MJ's letter to the Commission on July 25, 2013 and attached it to Amendment No. 1 to the Original 8-K ("Amendment No. 1") as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On June 6, 2013, the Company's Board of Directors appointed Malone Bailey LLP ("Malone Bailey") as the Company's new independentregistered accounting firm. During the Company's two most recent fiscal years and through June 6, 2013, neither the Company nor anyone acting on the Company's behalf consulted Malone Bailey with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) ofRegulation S-K.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from McConnell and Jones, LLP dated August 13, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2013

By: /s/ Marcon Moran

Name:   Marco Moran

Title:  President

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